SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e) (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material  Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

              WORLD WIDE MOTION PICTURES CORPORATION
         (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement is other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed purusant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Fom or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


WORLD WIDE MOTION PICTURES CORPORATION
EXECUTIVE OFFICES
2120 MAIN STREET, SUITE 180
HUNTINGTON BEACH, CA 92648

Notice of Annual Meeting of Stockholders to be held January 30, 1999

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of World Wide Motion Pictures Corporation, a Michigan corporation (the "Company") will be held at the law offices of Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan, on Saturday, January 30, 1999 at 3:00 in the afternoon, Eastern Standard Time, for the following purposes:

      1) To elect 7 directors for a term of three years and until their successors are duly elected and qualified. If proposal 1 (providing for the annual election of directors) is approved, the terms of all directors will expire at the April 2002 annual meeting of shareholders. If proposal 1 is not approved, the terms of these 7 directors will expire at such time as their successors have been duly elected and qualify.

      2) To approve an amendment to the Company's articles and bylaws and restated certificate of incorporation for the purpose of effecting a stock combination (reverse stock split) pursuant to which the Company's outstanding shares of Common Stock class of securities would be exchanged for new shares of Common Stock in an exchange ratio to be approved by the Board of Directors, ranging from one newly issued share for each ten outstanding shares to one newly issued share for each twenty outstanding shares.

      3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum.

In accordance with the Company's Annual Meeting voting practices, all stockholder proxies, ballots and voting materials will be inspected and tabulated by independent inspectors of election present at the Annual Meeting.

The Board of Directors has fixed the close of business on the 19th day of January, 1999, as the record date for the determination of stockholders entitled to vote at the Annual Meeting or any adjournments or postponements thereof, and accordingly, only stockholders of record of common stock at the close of business on such date will be entitled to vote at said meeting.

By Order of the Board of Directors,

/S/ LARRY EPSTEIN, ESQ.

Larry Epstein, Esq., Secretary
Huntington Beach, California
January 13, 1999

NOTE: THE ANNUAL MEETING WILL START PROMPTLY AT 3:00 P.M. IN THE AFTERNOON, EASTERN STANDARD TIME AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING. TO AVOID DISRUPTION, ADMISSION MAY BE LIMITED ONCE THE MEETING STARTS. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. ANY RECORD HOLDER WHO IS PRESENT AT THE MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY, THEREBY CANCELING ANY PREVIOUS PROXY. YOU MAY NOT APPOINT MORE THAN THREE PERSONS TO ACT AS YOUR PROXY AT THE MEETING.


WORLD WIDE MOTION PICTURES CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 30, 1999

-----------------------------------------------

PROXY STATEMENT

-----------------------------------------------

The enclosed Proxy is solicited by the Board of Directors of World Wide Motion Pictures Corporation (the "Company"), a Michigan corporation, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and use at the Annual Meeting of Shareholders to be held at the Law Offices of Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan on January 30, 1999 at 3:00 p.m. Eastern Standard Time or at any adjournment or adjournments thereof. This solicitation is being made by mail and electronic transmission. The Company may also use its officers and regular employees to solicit proxies from shareholders either in person or by telephone, telegraph or letter without additional compensation. The Company will pay the entire cost of solicitation, which represents the amounts normally expended for solicitation relating to an uncontested election of directors.
Such costs include charges from brokers and other custodians, nominees and fiduciaries for distributing proxies and other proxy materials to the beneficial owners of the common stock class of securities of the Company (the "Common Stock").

The Common Stock of the Company is the only outstanding class of voting securities. Each shareholder of record at the close of business on January 19, 1999 (the "record date") is entitled to vote at the meeting. As of the close of business on the record date, the Company had 47,891,290 shares outstanding. Each share is entitled to one vote on each of the matters to come before the meeting and is not entitled to cumulative voting rights. A simple majority of the outstanding shares of the Common Stock of the Company will constitute a quorum for the meeting.

The execution of a Proxy will in no way effect a shareholder's right to attend the Annual Meeting and vote in person. Any proxy may be revoked at any time before it is voted by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to World Wide Motion Pictures Corporation, Executive Offices, 2120 Main Street, Suite 180, Huntington Beach, California, 92648,
Attention: Secretary, or hand delivered to the Secretary or presiding officer, before the taking of the vote at the Annual Meeting.

Proxies returned to the Company and properly executed will be voted in accordance with shareholders' instructions. Shareholders are urged to specify their choices by marking the enclosed Proxy. Any Proxy which is not revoked and which does not otherwise indicate a preference will be voted in favor of the nominees for director as set forth on the attached nominee list and voted in favor of a stock combination restructuring (reverse stock split) of the Company's common stock class of securities. The Proxies also give the Board of Directors discretionary authority to vote the shares represented thereby on any matter which was not known on the date of this Proxy Statement but may properly be presented for action at the meeting. If any other matters are properly presented at the annual meeting for consideration, the persons named in the enclosed form of Proxy will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the Proxy would be entitled to vote.

The affirmative vote of a simple majority of the votes duly cast by the holders of the Common Stock of the Company is required to approve the election of directors as set forth on the attached nominee list, stock combination restructuring (reverse stock split) of the Company's Common Stock and other matters to be acted upon at the Annual Meeting.

An abstention is deemed 'present' but is not deemed a 'vote cast.' As a result, abstentions and broker 'non-votes' are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition. A broker 'non-vote' occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Broker 'non-votes' and the shares as to which a shareholder abstains are included in determining whether a quorum is present.

In accordance with the Company's bylaws, the Annual Meeting may be adjourned or postponed, including by the Chairman, in order to permit the solicitation of additional Proxies.

BUSINESS AT THE ANNUAL MEETING

At the annual meeting, the Company's shareholders will consider and vote upon the following matters:

1. To elect 7 directors to the Board of Directors with a term ending at the 2002 annual meeting (see attached nominee list).

2. To propose an amendment to the Company's Articles of Incorporation and restated Certificate of Incorporation to effect a stock combination restructuring (reverse stock split) of the Company's common stock class of securities pursuant to which the Company's outstanding shares of the Common Stock would be exchanged for new shares of the Common Stock in an exchange ratio to be approved by the Board of Directors, ranging from one newly issued share for each ten outstanding shares to one newly issued share for each twenty outstanding shares (the "reverse split proposal")(see "Purposes of Reverse Split" below), and

3. To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

Unless contrary instructions are indicated on the enclosed Proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth in this Proxy Statement) will be voted in favor of each of the following:

(i) The election of the 7 nominees for director nominated by the Board of Directors as described in this Proxy Statement; and
(ii) approval of the stock combination restructuring reverse split proposal.

In the event a shareholder specifies a different choice by means of the enclosed Proxy, his or her shares will be voted in accordance with the specifications so made.

PROPOSAL TO AMEND ARTICLES OF INCORPORATION AND RESTATED
CERTIFICATE OF INCORPORATION

On September 24, 1998, the Company's Board of Directors adopted resolutions, ((a) to amend Article 3 of the Articles of Incorporation to add Section (12) the Board of Directors may effect a stock combination restructuring (reverse stock split) of the corporation's outstanding shares of common stock class of securities if the Board of Directors in their sole judgment believe such restructuring is in the best interest of the corporation; and
(b) file the foregoing amendment with the State of Michigan Securities Bureau to restate the company's certificate of incorporation') subject to approval by the Company's shareholders, to amend the Company's Restated Certificate of Incorporation and Articles of Incorporation (the "Amendment") to: (i) effect a stock combination restructuring (reverse stock split) of the Company's outstanding shares of the Common Stock (the "Reverse Split"), and
(ii) to provide for the payment of cash in lieu of fractional shares otherwise issuable in connection therewith. The Reverse Split will not change the number of the Company's authorized shares.

If the Reverse Split is approved, the Company's Board of Directors will have authority, without further shareholder approval, to effect the Reverse Split pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock in an exchange ratio to be approved by the Board of Directors, ranging from one New Share for each ten Old Shares to one New Share for each twenty Old Shares. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number." The Exchange Number may, within such range, be a whole number or a whole number and fraction of a whole number. The Reverse Split will be effected simultaneously for all outstanding Common Stock of the Company and the Exchange Number will be the same for all outstanding Common Stock of the Company.

In addition, the Company's Board of Directors will have the authority to determine the exact timing of the effective date of the Reverse Split, which may be any time prior to June 30, 1999, without further shareholder approval. Such timing and Exchange Number will be determined in the judgment of the Board of Directors, with the intention of maximizing the Company's ability to be in compliance with the listing and maintenance requirements of the Nasdaq Stock Market, Inc. ("NASDAQ") and/or other national and regional exchanges and other intended benefits of the Reverse Split to shareholders and the Company. See "Purpose of the Reverse Split" below.

The Board of Directors also reserves the right, notwithstanding shareholder approval and without further action by shareholders, to not proceed with the Reverse Split, if, at any time prior to filing the Amendment with the Securities Bureaus of the State of Michigan, the Board of Directors, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its shareholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Split and in determining the Exchange Number including, but not limited to, overall trends in the stock market, future changes and anticipated trends in the per share market price of the Company's Common Stock, business and transactional developments, and the Company's actual and projected financial performance.

The Reverse Split will not change the proportionate equity interests of the Company's shareholders, nor will the respective voting rights and other rights of shareholders be altered, except for possible immaterial changes due to the Company's purchase of fractional shares. The Common Stock of the Company which is issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934.

PURPOSES OF THE REVERSE SPLIT

The purpose for the stock combination restructuring (reverse stock split) of the Common Stock of the Company is to reduce the number of issued and outstanding shares presently in the hands of security holders, and thereby create a more manageable and effective capital structure of the Company. The proposed stock combination restructuring (reverse stock split) of shareholders Common Stock of the Company, Item 2 on the Proxy (for example if effected at a 10:1 ratio) will result in a reduction of the issued and outstanding shares of Common Stock of the Company to 4,703,379 shares with a par value of .01 per share (present issued and outstanding number of shares of Common Stock of the Company are 47,033,790, with a par value of .001 per share). Total book value does not change, however the per share value changes. The per share book value will be greater than the per share book value prior to the stock combination restructuring (reverse stock split) of common stock. The Board of Directors believes that there will be no material differences concerning operations of the Company that will result from the stock combination restructuring of the Common Stock of the Company as described herein. There will be no arrears in dividends or as to defaults in principal or interest in respect to the outstanding securities which are to be exchanged.

Upon effectiveness of the Reverse Split, it is the Board of Director's intention that the Common Stock of the Company be quoted on NASDAQ's National Market System (NASDAQ/NMS) and/or other national and regional exchanges. In order for the Common Stock of the Company to be quoted on NASDAQ and/or other national and regional exchanges, the Company and its Common Stock are required to comply with various listing and maintenance standards established by the exchanges.

Furthermore, the Company believes that listing on NASDAQ/NMS and/or other national and regional exchanges may provide the Company with a broader market for its Common Stock and more greatly facilitate the use of the Common Stock in acquisitions and financing transactions in which the Company may engage. There can be no assurance that, even after effectuating the Reverse Split, the Company will meet and maintain the minimum bid price and otherwise meet any other of the requirements of various exchanges for continued inclusion for trading on the exchanges.

Certain Effects Of The Reverse Split
The following tables illustrate the principal effects of the Reverse Split on the Company's Common Stock:


               After 1-for-10 After 1-for-15 After 1-for-20
               Reverse Stock  Reverse Stock  Reverse Stock
               Split          Split          Split
Number of Shares
Common Stock:

   Authorized       100,000,000 100,000,000  100,000,000

   Outstanding (1)   4,703,379    3,135,586  2,351,690

  Available for Future Issuance (2)
               95,296,621       96,864,414   99,648,310
Financial Data: (3)
Stockholder's Equity:
  Common Stock
          $    47,034           31,356       23,517

  Additional Paid-in Capital
          $    14,350,994     14,350,994     14,350,994

  Accumulated Deficit
          $    967,140        967,140        967,140

Total Stockholder's Equity
          $    13,454,607     13,454,607     13,454,607

<F1>
Gives effect to the Reverse Split as if it occurred on the Record
Date, subject to adjustment resulting from the repurchase of fractional shares.

Upon effectiveness of the Reverse Split, each option right would entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire prior to the Reverse Split multiplied by the Exchange Number.

<F2>
Upon effectiveness of the Reverse Split, the number of authorized shares of Common Stock that are not issued or outstanding would increase depending on the Exchange Number, as reflected in this table. Although this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate the Company's shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and shareholders. Other than the Reverse Split Proposal, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Company's Certificate of Incorporation and Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

<F3>
Balance sheet data gives effect to the Reverse Split as if it occurred on December 31, 1997, subject to adjustment resulting from the repurchase of fractional shares, exercise of stock options or issuance of Rule 144, Regulation D stock.

Shareholders should recognize that if the Reverse Split is effectuated they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the Amendment divided by the Exchange Number) but that the total value, minus any cash buyout for fractional shares, will be equal to the total value prior to the Reverse Split. While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in the permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline, the percentage decline may be greater than would pertain in the absence of a Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of shareholders of the Company who own odd lots (less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

PROCEDURE FOR EFFECTING REVERSE SPLIT AND EXCHANGE NUMBER

If the Amendment is approved by the Company's shareholders, and if the Board of Directors still believes that the Reverse Split is in the best interests of the Company and its shareholders, the Company will file the Amendment with the Securities Bureau of the State of Michigan at such time as the Board of Directors has determined the appropriate Exchange Number and the appropriate effective time for such split. The Board of Directors may delay effecting the Reverse Split until June 30, 1999 without re-soliciting such shareholder approval. The Reverse Split will become effective on the date of filing the Amendment (the 'Effective Date'). Beginning on the Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares; therefore, it will not be necessary to forward a certificate representing the Old Shares to the Company for replacement.

As soon as practicable after the Effective Date, shareholders will be notified that the Reverse Split has been effected and of the exact Exchange Number. Concurrently, with the calculation of the Exchange Number, the Company will apply for the reissuance of a separate and distinct CUSIP NO. from the NASD (National Association of Securities Dealers) identifying the Exchange Number and issuable Common Stock of the Company. At the time of new CUSIP NO. issuance, the Company's transfer agent and registrar will be officially notified and supplied with a list of all of the individual, recalculated holdings of each individual shareholder. The Exchange Number sequence of events will help ensure accurate and expedient transactions when altering a certificate(s) for any reason.

FRACTIONAL SHARES

No scrip or fractional certificates will be issued in connection with the Reverse Split. Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the Exchange Number, will be entitled to a cash payment in lieu thereof at a price equal to the fraction to which the shareholder would otherwise be entitled multiplied by the closing price of the Common Stock on the last trading day prior to the Effective Date (or if such price is not available, the average of the last bid and ask prices of the Common Stock on such day, book value or other price determined by the Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. Checks representing fractional share cash payments will be mailed to shareholders at their address of record on the Effective Date.

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, where the Company is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be escheated by the Company for each such jurisdiction, unless correspondence has been received by the Company concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

The following is a summary of certain material federal income tax consequences of the Reverse Split, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a 'capital asset,' as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. EACH SHAREHOLDER SHOULD CONSULT WITH SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.
THIS SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES IS NOT TO BE CONSTRUED AS AN OPINION BY THE COMPANY AS TO THE TAX CONSEQUENCES IF ANY FOR ANY INDIVIDUAL, GROUP, OR ENTITY.

No gain or loss should be recognized by a shareholder of the Company upon such shareholder's exchange of Old Shares pursuant to the Reverse Split (except to the extent of any cash received in lieu of a fraction of a New Share). Cash payments in lieu of a fractional New Share should be treated as if the fractional share were issued to the shareholder and then redeemed by the Company for cash. A Company shareholder receiving such payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the shareholder's basis in the fractional share (determined as provided below). Such gain or loss will be capital gain or loss if the payment of cash in lieu of the fractional share is a mere mechanical rounding off of fractions and not separately bargained for consideration, and the payment is "not essentially equivalent to a dividend with respect to the shareholder under the federal income tax law. For this purpose, a payment is not essentially equivalent to a dividend if it results in a 'meaningful reduction' in the shareholder's percentage interest in the Company, taking into account the constructive ownership rules and redemptions of fractional shares from all the shareholders. The Internal Revenue Service has ruled publicly that any reduction in the percentage interest of a small minority shareholder in a publicly-held corporation who exercises no control over corporate affairs should constitute a meaningful reduction.

The aggregate tax basis of the New Shares received in the Reverse Split (including any fraction of a New Share deemed to have been received) will be the same as the shareholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the shareholder held the Old Shares surrendered in the Reverse Split.

SHAREHOLDER PROPOSALS

If a shareholder desires to submit a proposal for consideration at the next Annual Shareholders Meeting and would like to have that proposal submitted on the Company's proxy statement and form of proxy, such proposal must be received by the Company no later than November 20, 1999 or 120 days before mailing of the Proxy Statement for the next Annual Shareholders Meeting, whichever is later. The Company anticipates that it will hold its next Annual Shareholders Meeting in April 8, 2000.

VOTE REQUIRED AND RECOMMENDATION

Management and the Board of Directors recommend a vote FOR approval of the attached seven nominees to the Board of Directors of the Company (Item 1 on the proxy) and a vote FOR approval of the stock combination restructuring (reverse stock split) of the Common Stock class of securities of the Company (Item 2 on the proxy).

MISCELLANEOUS MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may properly be, or are likely to be, brought before the meeting. However, if any proper matters are brought before the meeting, the person named in the enclosed Proxy will vote them as the Board of Directors may recommend.

At the Annual Meeting of Shareholders, in addition to the matters describe above, there will be an address by the Chairman of the Board of Directors and/or President of the Company and a general discussion period during which shareholders will have an opportunity to ask questions about the business and operations of the Company. Representatives of Reed & Taylor, P.C., the Company's independent auditors, will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. Those representatives are also expected to be available to respond to appropriate questions.

All shareholders of record on January 20, 1999 are or upon request will be provided a copy of the Company's 1997 Annual Report to Shareholders (by U.S. mail or electronic forms of transmission) which contains audited financial statements of the Company for the fiscal year ended December 31, 1997 and/or a copy of the Company's Annual Report on Form 10-KSB for 1997.

The mailing address of the Company's principal corporate office is 2120 Main Street, Suite 180, Huntington Beach, California 92648, the telephone number is (714) 960-7264 and the facsimile number is
(714) 374-0452. The approximate date on which this Proxy Statement and the enclosed Proxy are being mailed to shareholders is January 13, 1999.

By order of the Board of Directors

World Wide Motion Pictures Corporation
Executive Offices
2120 Main Street, Suite 180
Huntington Beach, CA 92648

/S/ LARRY EPSTEIN, ESQ.

Larry Epstein, Esq.                        January 13, 1999
Secretary


WORLD WIDE MOTION PICTURES CORPORATION

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS JANUARY 30, 1999

This Proxy is Solicited on Behalf of Management of
World Wide Motion Pictures Corporation and Will Be Voted

     The undersigned hereby appoints Richard D. McLellan, Esq., Benjamin Whitfield, Jr., Esq., and Theodore J. O'Dell, Jr., or any one or more of them acting in the absence of the others, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Shareholders of World Wide Motion Pictures Corporation, a public Michigan corporation, to be held at the law offices of Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan, at 3:00 P.M. Eastern Standard Time, January 30, 1999, and at any adjournment or adjournments thereof, and to vote all shares of stock of said Corporation standing in the name of the undersigned, with all the powers the undersigned would possess if personally present at such meeting:

      1. To elect 7 directors to the Board of Directors with a term ending at the 2002 annual meeting. (see attached nominee list);

     FOR ________    AGAINST ________    ABSTAIN ________

     VOTE FOR all nominees listed in attached nominee list, except vote withheld from the following nominees (if any):

     (INSTRUCTIONS: To withhold authority to vote for an
individual nominee, print that nominee's name on the line
provided below.)
          _________________________________

     VOTE WITHHELD from all nominees. [   ]

     2. To approve an amendment to the Company's articles and bylaws and restated certificate of incorporation for the purpose of effecting a stock combination (reverse stock split) pursuant to which the Company's outstanding shares of Common Stock class of securities would be exchanged for new shares of Common Stock in an exchange ratio to be approved by the Board of Directors, ranging from one newly issued share for each ten outstanding shares to one newly issued share for each twenty outstanding shares.

     FOR ________    AGAINST ________    ABSTAIN ________

     3. In their discretion on such other matters as may properly come before the Annual Meeting and any adjournments thereof, in their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Management and the Board of Directors recommend a vote FOR approval of the attached 7 nominees to the Board of Directors.

     Management and the Board of Directors recommend a vote FOR approval of the proposed Restructuring of the common stock class of securities of the Company.

     This Proxy, when properly executed, will be voted in the manner directed herein but, where no direction is given, this Proxy will be voted FOR approval of the attached 7 nominees to the Board of Directors of the Company in item 1 and the Restructuring of the common stock class of securities of the Company in item 2.

     The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting dated January 13, 1999, and (ii) the proxy statement dated January 13, 1999.

PLEASE DATE AND SIGN HERE:

               Dated:__________________________________

Signature (s) __________________________
               Note:  Please sign exactly as name appears
               hereon.
               Joint  owners should each sign.    When
               signing as attorney, executor, officer, administrator, guardian or trustee, please give full title as such. A
               Proxy executed by a corporation should be signed in its corporate name by an authorized officer.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY TO:
World Wide Motion Pictures Corporation
Executive Offices
2120 Main Street, Suite 180
Huntington Beach, CA 92648
Attn:  Larry Epstein, Esq., Secretary

Please check here if you plan to attend the meeting.  [   ]


NOMINEES FOR DIRECTORS
OF THE BOARD OF DIRECTORS OF
WORLD WIDE MOTION PICTURES CORPORATION
(Item 1 on the ballot)

The following information is furnished with respect to each director of the Company. Unless specifically instructed to the contrary, all proxies will be voted for the election of Messrs. Aitken, Bailey, Baron, Langwald, Lindsey, Newirth, and Woodward as directors of the Company. Charles C. Bailey was elected as Chairman of the Board of the Company at a special meeting that was held on December 1, 1997. These nominees have agreed to serve, if elected, and in the event that any of those nominees are unable to serve for a good cause or will not serve as director of the Company, and such fact is known by the Company at the annual meeting, all proxies may be voted at the annual metting for any other person duly nominated for the position created by the inability or unwillingness to serve.

Officers and board members are compensated annually with varying amounts of the common stock and preferred stock classes of securities of the Company and certain officers of the Company have entered into employment agreements with the Company that have varying term limits which provide for same.

The Board has the following committees: executive committee, audit committee, finance committee and personnel committee. Generally, the executive committee meets as needed to analyze matters effecting the Company and make decisions in the event the entire Board can not meet within a short span of time. The audit committee selects the independent auditors, reviews the independent auditor's scope and results of the audit, and evaluates the independence of the auditor's procedures and their fees. The finance committee reviews such matters as are normally and ordinarily brought before the Board concerning merges & acquisitions, securities restructurings, and executive compensation, the personnel committee reviews background information on all individual senior executive personnel and as appropriate, related employment and affiliation agreements or arrangements.

The Nominees for the term ending 2002: (alphabetical order)

NAME, POSITION WITH THE COMPANY, AND COMMITTEE MEMBERSHIP, YEAR
ELECTED DIRECTOR, AND BRIEF BACKGROUND

James J. Aitken, Corporate Director/Vice President for Finance and Administration - Finance -Audit; (1981). Mr. Aitken is responsible for the overall business management and administrative systems of the Company. He is a Certified Public Accountant and was formerly the Senior Partner and Regional Manager for Ernst & Whinney (now Ernst & Young), a national and international public accounting firm. His experience while engaged in public accounting encompassed a wide variety of clients including many companies in the entertainment industry including television, radio, cablevision and professional sports teams. Mr. Aitken has led many conferences and advanced workshops in professional management and accounting sponsored by Ernst & Whinney. He has also been an instructor and professor of business and finance and accounting courses at the University level. He is a member of the American Institute of Certified Public Accountants and several other professional societies and organizations related to business management and finance.

Charles C. Bailey, Chairman of the Board - Serves ex-officio on all committees; (1985). Mr. Bailey has most recently been the producer of a variety of Broadway and other theatrical stage productions including the award winning musical "My One and Only" with Twiggy and Tommy Tune, "Stardust" with Sean Young, "Lucky Guy" with Faith Prince, and "Dream" with Lesley Ann Warren and Margaret Whiting.
In addition, he is the Executive Producer of King Street Productions, a theatrical production company in New York City, which develops and produces Broadway and regional stage productions. Prior to his professional Broadway activities, Mr. Bailey was Senior Vice President of Thompson McKinnon Securities Inc. and previously Vice President of Prudential Bache Securities (now Prudential Securities), both in New York and two of Wall Street's leading investment banking firms. As a fully licensed investment banker with Prudential Bache and Thompson McKinnon, Mr. Bailey prepared a wide variety of multi-million dollar national municipal bond issues for the capital markets and was responsible for the underwriting of those and other issues. In conjunction with Mr. Bailey's investment banking responsibilities, he was the principal of O.B. Bailey Associates, a financial advisory service and has been involved in international business and finance for more than 35 years, encompassing organizations and enterprises throughout the Orient, Europe, South America and the Middle East. He is a graduate of Hamilton College in New York and a member of several professional organizations including past National Director, International Director of the United States, Junior Chamber of Commerce and Commission, Chairman of the Junior Chamber International (JCI).

Fred Baron, Corporate Director - Production & Product Development;
(1994). Mr. Baron is currently Senior Production Executive for Twentieth Century Fox Film Corp. where he is responsible for all phases of production oversight for all feature film production at the studio. His studio production oversight has included such major films as the recent Academy Award winning 'Titanic'. Prior to his studio involvement, he was production representative at HBO, overseeing a wide range of features and M-O-Ws. Mr. Baron has also acted as co-producer on television productions such as "Tales from the Crypt" and production coordinator and production supervisor on a wide variety of independent motion picture/television production.

Philip Langwald, Corporate Director; (1981) - Mr. Langwald is Chairman Emeritus of the Board of Directors of the Company and currently a retired municipal administrative executive. He has been involved with land development and appraising for real estate and managing the construction and development of shopping and residential areas in the midwestern United States. He was formerly with the United States Department of Labor and Internal Revenue Audit Division.

George T. Lindsey, Corporate Director/Vice President for Creative Development - Production and Product Development - Special Projects; (1981). Mr. Lindsey is responsible, with the production committee, for the selection and development of film projects for the Company. His film career spans over twenty-five years of literary and production film work. He has most recently completed writing feature film projects for New West Films Corp. He has been associated in the past with film production houses and television stations, including service as an executive producer and director on the staff of the National Broadcasting Company and its affiliate
W.R.C.-T.V. and W.I.T.F.   Formerly, as President of a motion
picture production company, he produced documentaries and docudramas throughout Europe, Africa, and South America. He has worked with such talent as Eli Wallach, Henry Fonda, Raymond Massey, Leonard Nimoy, Brock Peters and Lorne Green. Mr. Lindsey has done in-depth work in the field of pre-production of motion picture projects and has earned over eighteen national film awards for film and television productions, including regional emmy awards, local emmy awards, the N.E.T. award for excellence in film production along with gold, silver and bronze medals in film production from the New York International Film Festival. He is a member of the Writer's Guild of America, West, Inc. and the Director's Guild of America.

Charles Newirth, Corporate Director - Production & Product Development; (1994). Mr. Newirth is currently an established Independent Producer in the motion picture industry and has been responsible for the production of such major motion pictures as the recently released "City of Angels" with Meg Ryan and Nicolas Cage, the Academy Award winning and highly successful "Forrest Gump" with Tom Hanks, as well as "Bugsy" with Warren Beatty, "Toys" with Robin Williams, and "The American President" with Michael Douglas. His career in feature film production has also included production manager for such films as "Pretty in Pink", "Robocop", and "The Abyss". In addition, he has worked in other diverse senior production positions as production supervisor, production coordinator, and location manager.

John R. Woodward, Corporate Director/Vice President for Film
Production - Production and    Product Development - Special
Projects; (1981). Mr. Woodward is responsible for the technical production procedures of the film and television projects the Registrant produces or co-produces. His career has spanned more than 20 years of both independent and studio film and television production for companies such as Twentieth Century Fox Film Corporation, Paramount Pictures, and Castle Rock Entertainment. Including his studio involvement, he was executive in charge of production for independent production company, Melco General, Incorporated in Los Angeles. He has been a senior member of the production team for a wide variety of film and television projects, including "Sweet Dreams", "Flashdance", "The Manitou", "Tales from the Crypt", "Young Guns II", "Universal Soldier", and the recent Academy Award nominated "Shawshank Redemption", among many others. Mr. Woodward has additionally been associated with and instrumental in productions at other major studios such as Warner Brothers, Columbia, Disney, the C.B.S. Studio Center, Samuel Goldwyn, and Bavaria-Atelier Studio in Germany. His television commercial background is varied having worked on commercials for the Sony Corporation, Lincoln-Mercury, and Pepsi. He has specialized training and expertise in pre-production through post production coordination and requirements, and film production budget control. He holds a Bachelor of Arts degree in Visual Arts, a Masters degree in Cinema Production, and is a member of the Director's Guild of America.


REED & TAYLOR
CERTIFIED PUBLIC ACCOUNTANTS
PROFESSIONAL CORPORATION
561 E. JEFFERSON AVE.
DETROIT, MI 48226-4324

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors
World Wide Motion Pictures Corporation

We have audited the accompanying consolidated balance sheets of World Wide Motion Pictures Corporation and subsidiaries as of December 31, 1997 and 1996, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements and accompanying notes are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above and accompanying notes present fairly, in all material respects, the financial position of World Wide Motion Pictures Corporation and subsidiaries as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ Reed & Taylor, CPA's, P.C.

Reed & Taylor, CPA's, P.C.
Detroit, Michigan
April 12, 1998

Consolidated Balance Sheets
     WORLD WIDE MOTION PICTURES CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED BALANCE SHEETS
                    DECEMBER 31, 1997 AND 1996
                              AUDITED

Assets
                                             1997        1996
Cash                                         56,541      196,318

Accounts Receivable                          25,226      1,500
Note Receivable                              150,000     -
Work in Process                              436,985     -
Completed Motion Pictures/
Television Productions                       12,026,111
16,118,061 Film Properties (Screenplays/Teleplays)
1,680,967                                    1,680,967  Property
and Equipment                                46,437      46,437
Other Assets                                 49,000      49,000
  Less Accumulated Depreciation              (1,016,660)
(553,006)
Total assets
$13,454,607$17,539,277

Liabilities
Accounts Payable                             5,053       -
Customer Deposit                             -           115,000
Common Stock Payable                         1,124       205
Preferred Stock Payable                      30          30
Notes Payable                                16,300      16,300
Total Liabilities                            22,507      131,535

Stockholder's Equity
Common Stock $.001 Par Value, 100,000,000
Shares Authorized, 47,033,790 Issued         47,034      46,099
Preferred Stock $.01 Par Value, 1,000,000
Shares Authorized, $10.00 Par Value 100,000
Shares Authorized, 121,217 Issued            1,212       1,212
Capital in Excess of Par Value               14,042,529
18,163,259 Capital Investment                308,465     -
 Retained earnings (deficit)                 (967,140)(802,828)
Total Stockholder's Equity              $13,432,101  $17,407,742
Total Liabilities and
Stockholder's Equity                    $13,454,607  $17,539,277

<F1>
The accompanying notes are an integral part of these financial statements.

Consolidated Statements of Income
WORLD WIDE MOTION PICTURES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
DECEMBER 31, 1997 and 1996
AUDITED

                                        1997      1996
Revenues                                287,837   $75,000
Operating expenses:
     Administrative                     18,143    13,921
     Depreciation                       463,654   306,463
     Allocation of Overhead to Asset    (29,650)  (2,298)
        Total operating expense         452,147   318,086
     Net income (loss)                  $(164,310) $(243,086)
Earnings available to common stockholders             $0     $0
Earnings per common share, assuming
  full dilution                         $0   $0

<F1>
The accompanying notes are an integral part of these financial statements.

Consolidated Statement of Cash Flows
     WORLD WIDE MOTION PICTURES CORPORATION AND SUBSIDIARIES
               CONSOLIDATED STATEMENT OF CASH FLOWS
                        DECEMBER 31, 1997
                              AUDITED
                                            1997
Cash flows from operating activities:
Net income (deficit)                        $ (164,311)

Adjustments to reconcile net income to net cash provided by operating activities:

(Increase) in accounts receivable           $(23,721)
Depreciation                                $ 463,654
Decrease in customer deposit                $(115,000)
Increase in accounts payable                $ 5,972
     Net cash provided by operating activities            $  330,905

Cash flows from investing activities:

(Increase)in notes receivable               $(150,000)
(Investment) work in process                $(436,991)
Decrease in fixed assets valuation          $4,091,950
      Net cash provided by investing activities           $3,504,959

Cash flows from financing activities:

Proceeds from issuance of preferred and
common stock                                $ 280,620
Adjustment to contributed capital           $(4,091,950)
     Net cash flow provided by financing activities   $      $(3,811,330)
Net increase in cash and cash equivalents             $
(139,777)
Cash and cash equivalents - beginning of year          $    196,318
Cash and cash equivalents - end of year                 $     56,541

<F1>
As of year end December 31, 1997, the Company issued 549,000 shares of common stock and 0 shares of preferred stock for product and services acquired by or provided to the Company. In addition, there are 112,400 common and 3,000 preferred shares of stock payable pending consummation of transactions ($1,124, $30).
<F2>
The substantial decrease in fixed asset value was the result of the Company's survey of its motion picture and television film inventory. After consulting with its accountants and the review of current Financial Accounting Standards Board (FASB) pronouncements and comments from the Securities and Exchange Commission Staff to management, the reduced value from film by film analysis and accelerated amortization of $4,091,950 is appropriate.
<F3>
The accompanying notes are an integral part of these financial statements.

Stockholders Equity
WORLD WIDE MOTION PICTURES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
DECEMBER 31, 1996 AND 1997
AUDITED

              STOCK     AMT        ADDITIONAL    RETAINED  TOTAL
         COMMON   PREFERRED (P/V)  PAID IN CAPITAL    EARNINGS   S/E
STOCK
ISSUED   636,297  16,017     796     7,372
BAL,
12/31/96 46,099,592  121,217 47,311  18,163,259  (802,828) 17,407,742

STOCK
ISSUED   934,500  0          935                 (164,311)
BAL,
12/31/97 47,033,790  121,217 48,246  14,350,994  (967,139) 13,432,101

<F1>
The accompanying notes are an integral part of these financial statements.

WORLD WIDE MOTION PICTURES CORPORATION AND SUBSIDIARIES
    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(To be read in conjunction with Consolidated Financial
Statements for yearend December 1997)

NOTE 1 - DESCRIPTION AND HISTORY OF THE BUSINESS.

The Company was founded in July 1977 and incorporated December 9, 1980. In March 1981, the Company acquired G.L. Productions Inc. The acquisition was a production and distribution company for short subjects, docudramas, documentaries and industrial films, many of which were made in conjunction with the U.S. Government. The Company acquired the entire film and television library and related film production equipment. The transaction was facilitated by the exchange of two million (2,000,000) shares of the Company's common stock for 100% of the common stock of the acquisition. The Company has also acquired other motion picture and television productions and acquired marketing/distribution interest in additional motion picture and television productions. The Company's total library of live action motion pictures and videotaped productions consists of 273 projects of various lengths and subject matter.

In November 1983 the Company merged with the National Power Corporation, a public corporation. The National Power Corporation's common stock was traded on the over-the-counter market with registered broker/dealers throughout the United States making a market in its stock. The merger process resulted in a change in the Company's number of shares issued, outstanding, and authorized and a change in par value.

The Company operates several wholly-owned subsidiaries, five of which are currently active, to facilitate the operation of its core business and diversified enterprises. The Company has an active Board of Directors which currently consists of eighteen members with staggered terms, all of whom are either chairperson or a member of one or more of the four board designated committees: executive, finance, audit, and personnel. The Company also maintains four operating committees including production and product development, special projects, minorities and standards.

NOTE 2 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. Because the commercial potential of individual motion pictures and television programming varies dramatically, and does not bear any relationship to their production, acquisition or marketing costs, it is impossible to predict or project a trend of the Company's income or loss. However, the likelihood of the Company reporting losses in the short term is increased by the industry's general method of accounting which requires the early recognition of the entire loss (through increased amortization) in instances where a motion picture or television program produced or acquired is not expected to recover the Company's investment. On the other hand, the profit from a successful film or television production is deferred and recognized over the entire period that revenues are generated by that motion picture or television program. This method of accounting may also result in significant fluctuations in reported income or loss, particularly on a quarterly basis, depending on the Company's release of product into the marketplace and overall domestic/international exploitation schedule and the performance of individual motion pictures or television programs.

The Company's revenue is derived from a variety of sources. Currently the most impactual of these sources are its fees as packager and/or the managing production company of various film and television projects (including feature length motion pictures, documentaries, docudramas, and television productions), film and television marketing & distribution fees, fees from the licensing and/or rental of its completed film and television library and related entertainment industry consultation fees.

A significant portion of the Company's assets was purchased with the issuance of shares of its common and preferred stock. Twelve million twenty six thousand one hundred and eleven ($12,026,111) dollars of the assets is represented by the Net Realizable Value (prior to depreciation) of its completed film and television library. In the absence of a consistent market for the securities issued, the value of the film and television product purchased by the Company was agreed to by the sellers and the purchaser in arms length transactions in accordance with generally accepted accounting standards and additionally, internal evaluation and auditing procedures. The films and television productions in the Company's library have uncertain future revenues that may be expected to grow or diminish along with all of the ancillary markets now and in the future that are available for exploitation. In some cases, individual films or television productions may be timeless and irreplaceable, in many cases their book value is nil having been amortized based on revenues received several years ago and the inability to estimate a market value or
reasonable expected revenue.   Certain of the inventory
product without book value produce income and in light of new and emerging technology the company expects additional revenue from these sources.

The Company's film and television library consists of newly produced and historical film and videotaped product and rights thereto purchased as an investment and/or to be exploitated by leasing and/or rental to a wide variety of domestic and international outlets. Many film and television libraries such as the company's that were purchased for investment over a span of many years, have appreciated considerably in value as a direct result of new and emerging technologies, revived or newly created public appeal for a certain performer or genre, unique applications of particular production process (special digital effects) and standard and newly developed non-theatrical ancillary markets throughout the world. New technological advances such as DVD (Digital Video Disk), HDTV (High Definition Television), CD-ROM, DVD ROM, DVD Audio and Internet applications have enhanced and are greatly expanding resale and leasing capability of film or television product no longer in the legal or physical possession of the original producer's or distributors.

The film and television inventory of the Company is regularly reviewed and evaluated on an film-by-film basis by the Company's management. Complicated accounting principles make it difficult to discern exactly the value of the Company's film and television library as carried on its balance sheet; the value may be buried among films currently in release, television productions currently in broadcast, future films and television productions under development or production, and the ubiquitous "other". Forecasting any film or television project's future revenues is a difficult and uncertain art, even for major film distributors and television syndicators. The accounting principles and industry practices in these areas leave unusual discretion with the film and/or television company executives and often result in "unusual" changes in individual periods. There is no generally accepted final industry consensus for valuing motion picture and television inventory, film and television projects in process, distribution/syndication contracts, participation agreements, and performer and production related contracts. FASB Statement of Financial Accounting Standards No. 53, paragraph; "Inventory Valuation", states "16. Unamortized production and exploitation costs shall be compared with 'net realizable value' for each reporting period on a film-by-film basis;" and in the paragraph entitled "Net Realizable Value" it states, "Net Realizable Value is the estimated selling price (rental value) in the ordinary course of business less estimated cost to complete and exploit in a manner consistent with realization of that income". The accounting profession is currently reviewing the problem of how to fairly report film inventory on financial statements. Since the FASB guidelines do not apply directly to the Company's particular situation, in an effort to conform as closely as possible to the guidelines and in accordance with management's recent receipt of commentary from the Securities and Exchange Commission, the Company has substantially revalued its inventory of film and television product, resulting in a net realizable value of four million and ninety one thousand nine hundred and fifty ($4,091,950) dollars reduction in the stated value on the December 31, 1997 balance sheet. Accordingly, depreciation has been accelerated to amortized film and television inventory over a 10-year period. The Company expects to amortize less than 60% of its unamortized film and television costs over the next three years. It has instituted a 10 year schedule which will result in the amortization of 33-1/3% of the exploited inventory over the next three years. Although the Company has on its Board of Directors and professional staff personnel qualified to estimate the value of its film and television inventory, for internal verification purposes, it retained the services of an independent appraiser who reviewed the Company's film and television library, ensuring a greater measure of objectivity. The net result of this appraisal did not materially affect the Company's December 31, 1997 balance sheet.

The Company is continually negotiating with various potential lessors of portions of its film and television library for the implementation of exploitation possibilities. The results of such negotiations may materially affect the asset section of the Company's balance sheet. The Company currently utilizes state-of-the-art exploitation such as the Internet to expose its library catalog to the public. Full exploitation of the Company's investment in its film and television product inventory is dependent on the acquisition of additional capital. The Company depreciates each film or television program starting with its specific exploitation by the Company.

In years prior to fiscal 1994, the Company did not charge a provision for depreciation to expense for equipment because the cost of the depreciable assets was considered to be immaterial in relation to the financial statements. In 1994, the Company commenced to provide for the depreciation on a straight line basis with asset lives ranging from 7-10 years. Prior accounting periods were not adjusted due to immateriality.

The Company presents an unclassified balance sheet. Cash includes cash on deposit in checking and savings accounts and no cash equivalents.

The Company reviews the current pronouncements of the accounting, government and industry professionals. In that regard, it continually analyzes its accounting policies to ensure that it stays up-to-date in the presentation of its financial statements, particularly FASB Statement No. 53 referred to above, and No. 86, 89 and 121, and the Emerging
Issues Task Force No. 96-6, regarding development costs incurred after May 26, 1996, and the possible substantial impairment of assets. The Company believes it is not materially affected by any current issues at this time.

NOTE 3 - EARNINGS PER SHARE

Earnings per common share were computed by dividing Net Income
(Loss) by the nubmer of common shares outstanding during the year. Fully diluted earnings per share were cmputed assuming the conversion of all convertible preferred shares.

NOTE 4 -TAXES

The Company presents its tax returns on an accrual basis. Certain state and local tax filings may differ from the federal returns to take advantage of beneficial local tax law. At December 31, 1997, the Company and its subsidiaries have sustained a cumulative operating loss and may offset this loss against future taxable income. The Company does not expect to utilize the accelerated depreciation option available under the U.S. Tax Code.

NOTE 5-  LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Company is a party or to which any of its assets are subject. However, the Company is currently in negotiations for the reimbursement of lost material which consists of eight videotape and 35mm film submaster copies of feature length motion picture and television productions, owned by the Company and maintained at a post production film and video facility. The Company's attorneys are preparing litigation and related processes in the event the results of the negotiations are unsatisfactory. The Company is seeking damages in the amount of three hundred ninety seven thousand five hundred ($397,500) dollars for the loss of its "stored material". Further, the co-producers with the Company's subsidiary, World Wide Films Inc., pertaining to a feature length film have commenced litigation to attempt to desolve the Co-Production Agreement which exists between the Co-Producer and the Subsidiary relative to the production processes of that feature length film. The Company's management and attorneys believe the lawsuit to be groundless, therefore ultimately resulting in a favorable Judgment for the Company.

NOTE 6 -SUMMARY OF CORPORATE SECURITIES MATTERS AND
STOCK ISSUANCE.

Since November 1983, the Company's shares of common stock have traded on the over-the-counter market. The Company is currently a Rule 144 Regulation D publicly-held corporation. The Company's NQB (National Quotations Bureau) call symbol is WWMP and its Standard & Poors Cusip no. is 981536 10 5. The Company has advised its stockholders and the public that it expects to apply for NASDAQ quotation and/or quotations on other exchanges. The Company's common stock is thinly traded at this printing. The Company has previously been quoted on the OTC (Over-The-Counter) Electronic Bulletin Board. Castle Securities Inc., the Company's most recent active primary marketmaker, went into bankruptcy resulting in the Company's temporary removal from quotation. The Company is also currently in the process of filing its Registration Statement on Form 10SB with the U.S. Securities and Exchange Commission and accordingly, the Company files annual, periodic, and current reports required pursuant to Section 12(g) of the Exchange Act, and it is anticipated that substantial trading will not commence until the Commission has reached the "no comment" stage of the filing process.

NOTE 6 - SUMMARY OF SUBSIDIARIES.

The Company operates several wholly-owned subsidiaries. Certain of these subsidiary corporations are used to each produce individual motion pictures or television productions. Currently, three of the motion picture production subsidiary corporations are active. World Wide Productions, Inc., for the purpose of producing the motion picture tentatively entitled Along for the Ride; World Wide Entertainment, Inc., for the purpose of producing a specialty documentary television production; and World Wide Films Inc., which has just recently completed the production of the feature length film entitled Shattered Illusions featuring Morgan Fairchild, Bruce Weitz, Richard Lynch and Dan Monahan. The Company operates two diversified subsidiaries; one which is related to the Company's core industry, World Wide Film and Television Institute Inc. The Institute's business is the development, production, marketing, and implementation of educational symposiums, workshops, lectures and forums in areas covering the entertainment industry, specifically film and television financing, packaging, production, marketing/distribution, and the politicial/networking process that accompanies the entertainment business. Revenue is created primarily from the sale of tickets to these events. Primary symposiums are designed to be held annually and to accommodate 250 - 1000 people per event. Workshops are designed to be held in between the primary symposiums and to accommodate a maximum of 15 individuals. The symposium and workshop events are further designed to be duplicated in major cities around the country when and if appropriate.

The Company has entered into a diversified industry of providing medical home health care and providing temporary nursing staff to hospitals and various other health care institutions through its subsidiary World Wide Medical
Services Ltd.

The following is the Company's common and preferred stock authorized and issued and outstanding.
Company's common and preferred stock authorized and issued and outstanding.

                      SHARES COMMON STOCK:
PAR                     .001
AUTHORIZED                    100,000,000
ISSUED AND OUTSTANDING        46,099,592

                    SHARES PREFERRED STOCK:
PAR (STATED .001)               10.00
AUTHORIZED                    100,000
ISSUED AND OUTSTANDING        20,000

PAR                     .01
AUTHORIZED                    1,000,000
ISSUED AND OUTSTANDING        115,000

            OUTSTANDING CONVERSION RATIO TO COMMON:
             PAR   # SHARES   CONVRSN  PRICE     $ AMT
                                   RATIO
1)           10.00 20,000     1:1      10.00          20,000
2)           .01        717   1:20     10.00          14,340
3)           .01        26,000  1:20        5.00      520,000
4)           .01        15,000  1:10        5.00      150,000
5)           .01        51,000  1:2         5.00      102,000
6)           .01        1,000 1:20     3.00      20,000
7)           .01        7,500 1:20     .10       150,000
TOTAL                   121,217    CONTINGENT    976,340


NOTE 7 -   SUMMARY OF STOCK OPTIONS, EMPLOYMENT CONTRACTS,
ASSOCIATES, POTENTIAL DILUTION,  CONTINGENT
LIABILITY AND ACCRUED PROFESSIONAL FEES.

The Company has provisions for the issuance of options to purchase shares of its common lettered stock and certain of its preferred stock now issued has conversion provisions wherein the holder may convert his/her preferred shares to common lettered stock under certain conditions. There are one hundred and twenty one thousand two hundred seventeen (121,217) shares of preferred stock outstanding that is potentially convertible to shares of common, dependent upon the market price of the common stock as determined by one or more exchanges. The Company has entered into agreements to issue its common lettered stock for certain goods and services and arrangements beneficial to the ongoing activities of the Company. Further, various employee contracts, non-exclusive associates agreements, and service or purchase contracts contain provisions for stock issuance. The Company expects to continue to enter into such agreements subject to all applicable securities law. The potential contingent dilution from the issuance of the above stock is nine million four hundred and ninety eight thousand three hundred forty (9,498,340) shares. As of December 31, 1997, the Company had an unpaid contingent salary liability to its President and Chief Executive Officer, Paul D. Hancock. Mr. Hancock has waived this accumulated back salary of three million eighty thousand ($3,080,000) dollars. However, the corporation expects to approve either the issue of preferred and/or common stock or stock options as compensation therefore. The accrued and previously expensed professional fees of two hundred and sixty nine thousand one hundred ninety one ($269,191) dollars (including legal, accounting and financial advisory services) have been waived by the providers of those services, who are also stockholders, and accounted for as contributed capital.

NOTE 8 - NOTES PAYABLE, LETTERS OF CREDIT, LINE OF CREDIT,
PROMISSORY NOTE

The note holder holding the note comprising the long-term debt has agreed to waive payment until such time that the Company has sufficient working capital to accomplish its objectives. The Company was issued a standby irrevocable Letter of Credit from the Huntington Bank, Cleveland, Ohio, in the amount of fifty thousand ($50,000). The terms of the Huntington Bank Letter of Credit require that, if utilized, the Company would pledge as collateral a portion of its film and television library. If the Letter of Credit were exercised, the resultant loan would be secured by a commensurate portion of the Company's film and television library. The Huntington Bank terms also provided that the Company would continue to be able to sell or lease any portion of the library as long as it retains sufficient material to secure any loans made as a result of the Letter of Credit. The Company currently utilizes a fifty thousand ($50,000) dollar primary line of credit with the Wells Fargo Bank of California, to accommodate its daily cash flow needs and occasionally uses its credit lines at other financial institutions and with its suppliers. The Company holds a Promissory Note for one hundred fifty thousand ($150,000) dollars from Mr. Gary T. Wittman payable to the Company in annual installments of twenty five thousand ($25,000) dollars each beginning April 30, 2000. The Note is secured by a pledge of high grade stocks comprising a portion of the Dow Jones Industrial average or higher quality securities and are valued at two hundred and fifty thousand ($250,000) dollars or greater.

NOTE 9    YEAR 2000 ISSUE

Until recently, computer programs were written to store only two digits of date-related information in order to more efficiently handle and store data. Such programs are unable to properly distinguish between the year 1900 and the year 2000. This situation is frequently referred to as the Year 2000 Problem. The Company believes that all of its significant computer software is Year 2000 compliant and that it will not need to modify or replace its software so that its computer systems will function properly with respect to dates in the Year 2000 and beyond.